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                                                                   EXHIBIT 10.35

[WESTERN FINANCIAL BANK LOGO]

                      CLEAN, IRREVOCABLE AND UNCONDITIONAL
                      STANDBY LETTER OF CREDIT NO. 03-006

      DATE: May 30, 2003

      BENEFICIARY:                                           APPLICANT:
      Travelers Casualty and Surety Company of America,      WFS Financial, Inc.
      for itself, and on behalf of its affiliates and        23 Pasteur
      subsidiaries                                           Irvine, CA 92618
      One Tower Square, H.O. Bond, 15 CZ
      Hartford, CT 06183
      Attention: Collateral processing, National Resources
      H.O.Bond.15 CZ (Branch:____________Code:___________

      AMOUNT: $776,000.00 U.S.D.
      Seven Hundred Seventy Six Thousand and 00/100 U.S. Dollars

      EXPIRY DATE: May 28, 2004             PARTIAL DRAWING(S): Permitted

      EXPIRY PLACE: Western Financial Bank's Counter located in the Commercial Banking Group, 15750 Alton Parkway, Irvine, CA 92618

      We hereby establish this CLEAN, IRREVOCABLE AND UNCONDITIONAL LETTER OF CREDIT ("Letter of Credit") in your favor as Beneficiaries (referred to herein as "you" or "your") and authorize you to draw on us up to the aggregate amount of SEVEN HUNDRED SEVENTY SIX THOUSAND AND 00/100 UNITED STATES DOLLARS ($776,000.00) effective immediately. After this Letter of Credit has been issued, it cannot be revoked, amended or reduced without your written acknowledgment and consent.

      The term "Beneficiaries" includes any successor by operation of law of the named Beneficiaries including, without limitation, any liquidator, rehabilitator, receiver or conservator.

      We hereby undertake to fully and promptly honor each of your sight drafts drawn on us under this Letter of Credit, for all or any part of this Letter of Credit, if presented to us at the expiry place referenced above on or before the close of business on the expiry date referenced above or any automatically extended expiry date. If you so choose, you will be able to draw on this Letter of Credit more than once without amendment, provided that the sum of the amounts that you have drawn does not exceed the full amount of this Letter of Credit.

      This Credit sets forth in full the terms of our undertaking, and such undertaking shall not in any way be modified, amended or amplified by reference to any note, document, instrument or agreement referred to herein or in which this Letter of Credit is referred to or to which the Letter of Credit relates and any such reference shall not be deemed to be incorporated herein by reference. The obligation of Western Financial Bank under this Letter of Credit is not subject to any condition or qualification, and is the individual obligation of Western Financial Bank, and is

      15750 Alton Parkway, Irvine, California 92618 - 949-727-1000

                                                                       [GRAPHIC]

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      in no way contingent upon reimbursement with respect thereto or upon our ability to perfect any lien, security interest or any other reimbursement.

      This Letter of Credit shall be deemed to be automatically extended, without amendment, for successive one year periods from the stated expiry date, or any future expiry date, unless we have notified you in writing by registered mail or nationally recognized courier service, not less than sixty (60) days prior to the then relevant expiration date, that we elect not to renew this Letter of Credit. In that event, you may draw your sight draft on us under this Letter of Credit prior to the close of business on the then relevant expiration date, up to the full amount then available under this Letter of Credit. Our notice of election not to renew shall be sent by registered mail or a nationally recognized courier service to Travelers Casualty and Surety Company of American to the attention of "Collateral Processing, National Resources, H.O. Bond, 15 CZ.".

      We hereby represent and affirm that the execution of this Letter of Credit will not constitute a violation of any law or regulation which may limit the amount of credit which can be extended by Western Financial Bank to any single borrower or customer.

      This Letter of Credit is subject to and governed by the Uniform, Customs and Practice for Documentary Credits, 1993 Revision, International Chamber of Commerce (Publication No. 500). If this Credit expires during an interruption of business as described in Article 17 of said Publication 500, Western Financial Bank hereby specifically agrees to effect payment if this Letter of Credit is drawn against within 30 days after the resumption of business.

      Very truly yours,

      WESTERN FINANCIAL BANK

      BY:/s/ James E. Tecca
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         JAMES E. TECCA, VICE CHAIRMAN
         Phone: 949.754.7060

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